EXHIBIT 10.23

                                LEASE AGREEMENT


         THIS LEASE, dated this 4th day of April, 1997 for reference purposes only, is made and entered into by and between EMCON, a California corporation ("Landlord") and Columbia Analytical Services, Inc., a Washington corporation ("Tenant").

         Landlord and Tenant agree to the terms, covenants and conditions of this Lease, as follows:






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1.  PREMISES.  Landlord  hereby  leases to Tenant and Tenant  hereby leases from
Landlord those certain premises (the "Premises") described on the Lease Summary. The term "Buildings" as used herein shall mean the entire laboratories and administrative buildings more particularly described in Exhibit A attached hereto. The term "Property" shall mean and include all of the area described in Exhibit "A" attached hereto and all of the buildings, improvements, fixtures and equipment now or hereafter situated thereon.

2. USE.

        2.1 Permitted Uses. Tenant shall use the Premises solely for the purpose stated on the Lease Summary and for no other purpose.

        2.2 Compliance with Law. Tenant shall, at Tenant's sole cost, promptly comply with all laws, ordinances, codes, rules, orders, directives and regulations of governmental authority (collectively, "Governmental Regulations") regulating the condition, use or occupancy of the Premises, including but not limited to, any alterations, additions or modifications (collectively, "Alterations") to the Premises required by Governmental Regulations.

        2.3 Restriction on Use. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste on the Premises or constitute a nuisance to any other occupant or user of the Buildings or the Property or any property adjacent thereto or do or keep anything that will cause cancellation of or an increase in rates of any insurance covering the Buildings. Tenant shall not use any apparatus, machinery or other equipment in or about the Premises that may cause substantial noise or vibration or overload existing electrical systems, and shall not place any loads upon the floors, walls, or ceilings of the Premises which may jeopardize the structural integrity of the Buildings or any part thereof. Tenant shall not make any penetrations of the roof or exterior of the Buildings or attach any antennas or equipment thereon without the prior written approval of Landlord which will not be unreasonably withheld. Any penetrations of the roof allowed by Landlord shall be properly flashed and caulked and shall be removed and the roof membrane restored upon expiration of the Lease term. No materials or articles of any nature shall be stored outside the Premises, unless in compliance with any applicable Governmental Regulations.

        2.4 Hazardous Materials

                A. Definitions. As used herein, the term "Hazardous Material" - shall mean any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; (ii) which is or becomes defined as a "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, department, commission, board, agency or instrumentality of the United States, the State of Washington or any political subdivision thereof; (iv) the presence of which on the Premises poses or threatens to pose a known material risk to the health or safety of persons on or


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about the Premises; (v) without limitation which contains gasoline,  diesel fuel
or  other  petroleum  hydrocarbons;   (vi)  without  limitation  which  contains
polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation; or (vii) without limitation radon gas.

                B. Tenant shall not use, analyze, store, dispose, handle, transport, release, discharge or generate any Hazardous Materials in, on, to, under, from or about the Premises or Buildings, except in accordance with all governmental laws, rules and regulations.

                C. Tenant shall not cause or permit any Hazardous Materials used by Tenant to be discharged into the plumbing or sewage system of the Building or onto the land underlying the Building or anywhere on the Property. Tenant shall, at its sole cost, comply with any and all Governmental Regulations respecting the handling, use, storage and disposal of Hazardous Materials used by Tenant. Tenant shall, at its sole cost, make any and all improvements to the Premises necessary to assure legal and safe use of Tenant's Hazardous Materials. All such improvements shall be subject to Landlord's approval in accordance with Paragraph 10 hereof. Tenant shall remove all Hazardous Materials used by Tenant or brought onto the Premises or the Property by Tenant prior to the expiration of the Lease term or sooner termination thereof.

                D. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, judgments, liability, damage, decrees, liens, demands, taxes, penalties, fines, expenses, costs (including but not limited to those costs associated with investigation, removal and remedial activities as may be sought, initiated or required in connection with any local, state or federal governmental or private party demands or claims), fees (including without limitation attorneys fees), obligations, orders, liabilities or losses (including without limitation, diminution in the value of the Property, damages for the loss or restriction on the use, marketability or any other amenity of the Property) (all of the foregoing collectively referred to hereinafter as "Environmental Claims"), which arise during or after the Lease term as a result of Tenant's use, storage, disposal, transportation, release, discharge or generation of any Hazardous Materials at, in, onto or under the Property, or any contamination of the Property caused by Tenant. The foregoing indemnity ("Tenant's Environmental Indemnity") shall survive the expiration or earlier termination of this Lease. Tenant agrees to defend all Environmental Claims on behalf of Landlord with counsel reasonably acceptable to Landlord.

                E. Without limiting the foregoing, if there is a release or discharge of any Hazardous Materials at, in, onto or under the Property or contamination of the Property that is covered by Tenant's Environmental Indemnity, Tenant shall promptly take all action, at its sole cost, as is necessary to return the Property to the condition required by all applicable laws and regulations, provided that Landlord's written approval of such action shall first be obtained and Landlord's approval of any remediation plan shall not be unreasonably withheld.

                F.  Landlord  shall  have the  right to enter the  Premises  and
Property and perform such environmental investigations, remediation and assessments of the Premises as Landlord shall in Landlord's sole discretion deem advisable. Landlord shall provide Tenant with at least two (2) business days' notice prior to entering the Premises hereunder, except in the case of emergency. Landlord shall use reasonable efforts to minimize interference with


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Tenant's business,  but shall not be liable for any interference caused thereby.
The cost of any such investigation, remediation or assessment shall be reimbursed by Tenant to Landlord within thirty (30) days of receipt of written invoices therefor only if any contamination found has been caused by Tenant.

                  G. If at anytime Tenant shall become aware of or have reasonable cause to believe that any Hazardous Materials have come to be located on or beneath the Premises or Property. Tenant shall, immediately upon discovering such presence or suspected presence of Hazardous Materials, give written notice of such condition to Landlord. In addition, Tenant shall immediately notify Landlord in writing if Tenant becomes aware of (1) any enforcement, cleanup, removal or other governmental regulatory action instituted, completed, or threatened relating to any Hazardous Materials on or about the Property, (2) any claim made or threatened by any person against Tenant, Landlord or the Property relating to damage, contribution, cost recovery, compensation, loss or injury relating from or claimed to result from any Hazardous Materials that have come to be located on or about the Property, and (3) any reports made to any local, state or federal environmental agency arising out of or in connection with any Hazardous Materials on or about the Property, including any complaints, notices, warnings or violations in connection therewith.

                H. Any default under this Paragraph 2.4 shall constitute a material default enabling Landlord to exercise any of the remedies set forth in this Lease.

3.       TERM

         3.1 Commencement Date. The Commencement Date of the term of this Lease shall be as set forth in the Lease Summary. If the Commencement Date is other than the first day of a calendar month, the Lease term shall be extended by the number of days remaining in the month during which the Commencement Date occurs, and Base Rent for such period shall be a prorated portion of the same Base Rent set forth in the Lease Summary for the first calendar month of the Lease term.

         3.2 Proration. In the event that the Lease term commences on a date other than the first day of a calendar month, Tenant shall pay to Landlord on the Commencement Date as rent for the period from the Commencement Date to the first day of the next succeeding calendar month that proportion of the rent payable hereunder which the number of days between the Commencement Date and the first day of the next succeeding calendar month bears to thirty (30). In the event that the Lease term for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the Lease term, Tenant shall pay to Landlord as rent for the period from the first day of said last calendar month to and including the last day of the term hereof that proportion of the rent then due hereunder which the number of days between the first day of said last calendar month and the last day of the term hereof bears to thirty (30).

4.       RENT

        4.1 Base Rent. Tenant shall pay monthly base rent ("Base Rent") in the amounts set forth on the Lease Summary to Landlord without deduction, offset, prior notice, or demand, in advance on the first day of each calendar month of the Lease term and in lawful money of the United States. Base Rent shall be abated for months 1 through 24 provided Tenant is not in default of any of its obligations under this Lease.


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        4.2 Additional Rent.

           A. Tenant shall pay to Landlord in addition to Base Rent during the Lease term additional rent ("Additional Rent") equal to the sum of the following:

              1. Tenant's Share of all Real Property Taxes relating to the Property as set forth in Paragraph 11, unless Tenant shall pay the Real Property taxes directly to the charging authority;

              2. Tenant's Share of all Operating Expenses relating to the Buildings and the Property as set forth in Paragraph 7, except to the extent Tenant maintains and repairs the Buildings as provided herein;

              3. All other charges, costs and expenses which Tenant is required to pay hereunder and all damages, costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease, including attorney's fees and court costs; and

           B. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of Base Rent. Tenant's Share of all expenses to be paid by it with respect to the Buildings and Tenant's Share of all expenses to be paid by it with respect to the Property are separately set forth in the Lease Summary.
Except as provided below, Additional Rent due hereunder shall be paid to Landlord within thirty (30) days of written notice by Landlord. At Landlord's option, Tenant shall pay to Landlord monthly, in advance, on the first day of each calendar month Tenant's Share of an amount estimated by Landlord to be Landlord's approximately monthly expenditure for such items included in Additional Rent (the "Estimated Monthly Expense"). Actual expenses incurred by Landlord shall be reconciled against the Estimated Monthly Expense by Landlord, at its option, or at the end of each calendar quarter or year. Within one hundred twenty (120) days following each calendar quarter or year, as the case may be, Landlord shall furnish Tenant a statement of the actual expenses incurred by Landlord for such period. If Tenant's total payments of the Estimated Monthly Expense for such period are less than the amount of actual expenses incurred by Landlord, Tenant shall pay to Landlord the amount of such deficiency within thirty (30) days after receipt of such statement. If Tenant's total payments of the Estimated Monthly Expense exceed actual expenses incurred by Landlord for such period, Landlord shall apply the excess amount against the next payment of Base Rent or Additional Rent due hereunder or any other sums then due under this Lease, at Landlord's sole discretion. The Estimated Monthly Expense may be adjusted by Landlord upon thirty (30) days' written notice to Tenant. The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or earlier termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for


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the calendar year in which the Lease term expires or otherwise  terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

           C. Audit. Tenant shall have the right, at such time and place as Landlord may reasonably designate, to inspect and audit Landlord's books and records related to the operation and maintenance of the Building for the purpose of verifying Landlord's adjusted year-end statement of Operating Expenses payable by Tenant. Tenant may employ an independent public accounting firm to conduct the audit. The costs of the audit shall be paid by Tenant unless the audit shows that Landlord's adjusted statement over-charged Tenant its share of Operating costs by more than ten percent (10%), in which case Landlord shall pay all Tenant's costs of the audit.

        4.3 Late Charge and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Additional Rent or other sums due hereunder (collectively, "Rent") will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Building or Property. Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord within (10) days after such amount shall be due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event any Rent due hereunder remains delinquent for a period in excess of thirty
(30) days, Tenant shall pay to Landlord, in addition to the late payment, interest from and after said date at the rate of twelve percent (12%) per annum (the "Interest Rate") until paid in full. Payment of such interest shall not excuse or cure any default by Tenant.

        4.4 Place of Payment. All payments of Rent shall be paid to Landlord at its office as shown on the Lease Summary or to such other person or to such other place as Landlord may from time to time designate in writing.

        4.5 Security Deposit. Tenant shall not be required to post a security deposit.

5. PARKING. Tenant shall have the right to use all available parking spaces for the Property in accordance with the local zoning rules.

6.  MAINTENANCE  AND  REPAIRS

        6.1 General. Except as otherwise specifically provided herein, Tenant shall, at Tenant's sole cost, keep in good and safe condition, order and repair, and replace when necessary, all non-structural portions of the Building, including all areas of the Building and exterior portions thereof and outside areas, including without limitation, (1) all plumbing, automatic fire extinguishing and sewage systems, including water and drain lines, sinks, toilets, faucets, drains, showers and water fountains, (2) all parts of the heating, ventilation and air conditioning system ("HVAC System") serving the Buildings, including all ducts, pipes, vents, compressors, Building fans, air handlers, thermostats, time clocks, boilers, heaters, and supply and return grills serving the Building, (3) all electrical and lighting facilities, and other operating systems, appliances, and equipment serving the Building, including all wiring, panels, conduit, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts, (4) the elevator and all components thereof, (5) all fixtures, interior walls, interior and exterior surfaces of exterior walls, wall


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coverings,  window coverings,  carpets,  floors, floor coverings,  partitioning, ceilings and ceiling tiles, (6) all windows (including glazing), doors, entrances, truck doors, glass, plate glass and skylights located in the Building, and (7) all landscaping and parking areas, including routine cleaning, maintenance, patching, resealing, repairing and restripping.

        Tenant shall maintain the HVAC system in accordance with EPA and State of Washington DOE mandated requirements. Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in the HVAC System, the roof membrane and other equipment or items in the Building which are Tenant's obligation to maintain. All repairs and maintenance required to be made by Tenant hereunder shall be made promptly by a licensed contractor with new materials of like kind and quality. If the repair work affects the non-structural parts of the Building and the estimated cost of any item of repair exceeds $25,000, then Tenant shall first obtain Landlord's written approval of the scope of work, plans therefor, materials to be used and the contractor. Landlord's approval thereof shall not be unreasonably withheld. Tenant hereby waives the benefit of any statute now or hereinafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good condition, order and repair. Upon expiration of the Lease Term, Tenant shall deliver the HVAC System in good working order, condition and repair.

        6.2 Certain Capital Expenditures by Landord. Landlord shall maintain, repair and replace if, and when necessary, all structural portions of the Building, including the roof structure, roof membrane, foundation and floor slabs; and shall be responsible for repaving the parking areas, if and when necessary, with the costs of any such structural repairs and replacements or repaving to be divided over 120 months and Tenant will reimburse Landlord by making supplemental monthly payments equal to 1/120th of such costs each month for the remaining duration of the Lease and; such monthly supplemental payments to be considered additional Operating Expenses for which Tenant shall be responsible in accordance with Section 4.2.

7.       OPERATING EXPENSES

        7.1 Tenant's Obligation to Reimburse. Tenant shall pay Tenant's Share of all Operating Expenses (as hereinafter defined) as may be paid or incurred by Landlord during the term of this Lease as Additional Rent in accordance with Paragraph 4.2 hereof. The term "Operating Expenses" shall mean the sum of the following:

           A. All costs or expenses paid or incurred by Landlord, if any, in maintaining, operating and repairing the Buildings, excluding only those items required to be maintained by Tenant at its sole cost, pursuant to Paragraph 6.


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           B. The cost of  insurance  carried by  Landlord  in  accordance  with
Paragraphs 12.4 and 12.5 hereof and fairly allocable to the Building, and any insurance deductible payable under such policies.

           C. The cost of all utilities furnished to the Premises if not paid by Tenant directly.

           D. The additional monthly amounts, if any, payable by Tenant pursuant to Paragraph 6.2 above.

        7.2 Tenant's Negligence. Notwithstanding anything in Paragraphs 7.1 to the contrary, and subject to the waiver of subrogation rights set forth in Paragraph 12.7, Tenant shall pay for the entire uninsured cost of maintaining and repairing the Buildings and the exterior areas thereof and any insurance deductible if such cost or deductible is incurred as a result of the negligence or willful misconduct of Tenant, its agents, customers, employees, contractors or invitees.

8. ACCEPTANCE AND SURRENDER OF PREMISES. Except as otherwise expressly provided herein, by entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Buildings and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of the Buildings or as to the use or occupancy which may be made thereof. Except as otherwise expressly provided for herein, Landlord shall not be responsible for any tenant improvements to the Premises of any kind or nature whatsoever. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly to Landlord in good condition and repair (damages by acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and all holes in the walls repaired, patched and repainted, all floors cleaned and waxed, all carpets cleaned and shampooed and replaced to the extent of excessive wear through failure to use carpet shields, all broken, damaged, stained or nonconforming ceiling tiles replaced. The HVAC System and roof membrane shall be in good condition and repair. Landlord shall have the right, at its expense, to retain a qualified and licensed roof and HVAC contractor to perform an inspection thereof and do an inventory of all components thereof which need repair or replacement. Tenant shall perform all such repair and replacement reasonably designated by such contractor. All plumbing, electrical and lighting systems, both interior and exterior shall be in good repair and condition. Tenant shall remove all monument and other signs and repair any damage caused thereby. The term "normal wear and tear" shall be deemed to exclude items of neglected or deferred maintenance. All alterations, additions, and improvements which may have been made in, to, or on the Premises by Tenant (except movable trade fixtures installed at the expense of Tenant) shall be surrendered in good condition and repair, except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the Lease term whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration existing when the Premises were delivered to Tenant, and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof to their condition existing before the Lease term, at Tenant's sole cost, except, however, that Tenant's obligation to restore if elected by Landlord does not include the removal of the Tenant Improvements outlined in Paragraph 40. On or


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before the end of the Lease term or sooner  termination  of this  Lease,  Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Upon termination of this Lease, Landlord may remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal.

9.       ALTERATIONS.

        9.1 Landlord's Consent. Tenant shall not make any alterations, improvements, additions, or utility installations (collectively, the "Alterations") in, on or about the Premises without Landlord's prior written consent, which shall not be unreasonably withheld, except for any non-structural alterations to the interior of the Premises which do not exceed twenty-five thousand dollars ($25,000) in cost per project. As used herein, the term "utility installation" means power panels, wiring, florescent fixtures, space heaters, conduits, air conditioning and plumbing.

        9.2 Plans and Permits. Any alteration that Tenant desires to make in or about the Premises and which requires the consent of Landlord shall be presented to Landlord in written form for Landlord's approval, with proposed detailed plans and specifications therefor, including an original sepia at 1/8 inch scale, prepared at Tenant's sole cost. Any consent by Landlord thereto shall be deemed conditioned upon Tenant's acquisition of all permits required to make such Alterations from all appropriate governmental agencies, the furnishing of copies thereof to Landlord prior to commencement of the work, and the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner, all at Tenant's sole cost. Landlord shall be deemed to have consented to any alteration, improvement addition or utility installation if Landlord fails to respond within ten (10) business days of receipt of the plans, permits and documents referenced herein and written request for Landlord's consent. Upon completion of any such Alterations, Tenant shall, at Tenant's sole cost, immediately deliver to Landlord "as-built" plans and specifications therefor. No later than January 10th each year during the Lease term, Tenant shall deliver to Landlord bluelines and mylar plan updates showing the configuration of the floor plan in the Building.

        9.3 Construction Work Done by Tenant. Except as hereinafter provided, all construction work required or permitted to be done by Tenant shall be performed by a licensed contractor approved by Landlord and in a prompt, diligent, and good and workmanlike manner. In lieu of the foregoing, Tenant shall have the right to use its own work crews. All such construction work shall conform in quality and design with the Premises existing as of the Commencement Date and shall not diminish the value of the Buildings or the Property. All such construction work shall be performed in compliance with all applicable Governmental Regulations.

        9.4 Roof Repairs. Any installation of air conditioning equipment and duct work or antennas on the roof permitted by Landlord and requiring penetration of the roof shall be properly flashed and caulked. Any equipment placed by Tenant on the roof shall be elevated and supported by Tenant so as not to create vibration or inhibit drainage or repair and maintenance of the roof.

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        9.5 Title to Alterations.  Unless Landlord  requires the removal thereof as set forth in this Paragraph 9, any Alterations which may be made on the Premises by Tenant shall, upon expiration or termination of this Lease, become the property of Landlord and shall remain upon and be surrendered with the Premises at the expiration or sooner termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including
all  wiring,  conduits,  main  and  subpanels),   air  conditioning,   plumbing,
partitioning (except movable partitions), drapery, and carpet installations made by Tenant, regardless of how affixed to the Premises, together with all other alterations that have become an integral part of the Premises, shall be and become the property of Landlord upon expiration or termination of this Lease and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the expiration or sooner termination of this Lease. Tenant's furnishings, machinery and equipment, except that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant, and Tenant shall, at Tenant's sole cost, immediately after removal repair any damage to the Premises caused thereby. Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by Tenant to the Premises.

        9.6 Notice. Tenant shall give Landlord notice of the date of commencement of any work in the Premises not less than ten (10) days prior thereto, and Landlord shall have the right to post notices of non-responsibility or similar notices in or on the Premises in connection therewith.

10. UTILITIES AND SERVICES. Tenant shall pay all charges for water, gas, electricity, telephone, refuse pickup, janitorial services, and all other utilities and services supplied or furnished to the Buildings and the Property during the term of this Lease, together with any taxes thereon, directly to the charging authority. In no event shall Landlord be liable to Tenant for any failure or interruption in utility or service unless caused by the willful misconduct of Landlord. No failure or interruption of any such utilities or services shall entitle Tenant to terminate this Lease or to withhold rent or other sums due hereunder. Landlord shall not be responsible for providing security guards or other security protection for any portion of the Premises or the Property, and Tenant shall at its own expense provide or obtain such security services as Tenant shall desire to ensure the safety of the Premises and the Property.

11.      TAXES.

        11.1 Real Property Taxes. Tenant shall pay directly to the charging authority Tenant's Share of all Real Property Taxes (as hereinafter defined) which become due during the Lease term. If Landlord is required to make such payments because Tenant fails to do so, such payments shall be reimbursed by Tenant to Landlord promptly on demand, as Additional Rent in accordance with Paragraph 4.2 hereof. The term "Real Property Taxes" as used herein shall mean
(1) all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments  of principal  and interest  required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Property) now or hereafter imposed by any governmental or quasi-governmental authority or special


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or community  facilities  district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to (a) the value, occupancy, ownership or use of, all or any portion of the Property (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; (b) any improvements located on the Property (regardless of ownership); (c) the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of the Property; (d) the gross receipts, income and rentals from the Property, or (e) the use of public utilities or energy in the Buildings; (2) all charges, levies or fees in the nature of a tax or assessment imposed by reason of environmental
regulation  or  other  governmental   control  of  the  Property;   (3)  excise,
transaction, sales, privilege or other taxes now or hereafter imposed upon Landlord as a result of this Lease; and (4) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Taxes and in negotiating with public authorities as to any Real Property Taxes, but only to the extent of savings realized by Tenant as a result thereof. If at any time during the Lease term the taxation or assessment of the Property prevailing as of the Commencement Date shall be altered so that in lieu of or in addition to any Real Property Taxes described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute or additional tax or charge (a) on the value, use or occupancy of the Property or Landlord's interest therein; (b) on or measured by the gross receipts, income or rentals from the Property; (c) on Landlord's business of leasing the Property; or (d) computed in any manner with respect to the operation of the Property, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

        11.2 Taxes on Tenant's Property.

           A. Tenant shall pay at least ten (10) days prior to delinquency all taxes, license fees and public charges assessed or levied against all equipment, personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, fees or charges are levied against Landlord or the Property or if the assessed value of the Premises is increased by the inclusion therein of the value placed upon such equipment, personal property or trade fixtures of Tenant and if Landlord pays the taxes, fees or charges based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall upon demand, repay to Landlord the taxes, fees or charges so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

           B. If Tenant's improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Property are assessed, then the real property taxes and assessments levied against Landlord or the Property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Paragraph 11.2A. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant's improvements are assessed at a higher valuation than standard office improvements in other space on the Property, such records shall be binding on both Landlord and Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making such determination, the actual cost of construction shall be used.


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12.      INSURANCE.

        12.1 Tenant's Liability Insurance. Tenant shall, at Tenant's sole cost, keep in force during the Lease term a policy of commercial general liability insurance covering property damage and liability for personal injury occurring in, on or about the Premises, the Buildings and the Property, with limits in the amount of at least $2,000,000 per occurrence for injuries to or death of persons and $1,000,000 per occurrence for property damage, and with a contractual liability endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in Paragraph 13.

        12.2 Tenant's Casualty Insurance. Tenant shall, at Tenant's sole cost, maintain during the Lease term a policy or policies of fire and property damage insurance in "all risk" form, with a sprinkler leakage and flood endorsement, insuring the personal property, inventory; and trade fixtures, within the leased Premises for the full replacement cost thereof. The proceeds form any of such policies shall be used for the repair or replacement of such items so insured.

         12.3 Form and Certificates. Each policy of insurance required to be carried by Tenant pursuant to Paragraphs 12.1 and 12.2 shall be with a company approved by Landlord and shall name Landlord and such other parties in interest as Landlord reasonably designates as additional insured. Tenant's insurance policy shall also be primary insurance, without right of contribution from any policy carried by Landlord, and shall contain a cross-liability and severability endorsement. A certificate of insurance shall be provided to Landlord prior to the Commencement Date which indicates that the coverage required hereunder is in effect and which provides that such policy is not subject to cancellation, expiration or change, except upon thirty (30) days' prior written notice to Landlord.

        12.4 Landlord's Liability Insurance. Landlord shall maintain a policy or policies of commercial general liability insurance insuring Landlord (and such other entities as may be designated by Landlord) against liability for personal injury, bodily injury or death and damage to property occurring or resulting from an occurrence in, on, or about the Property with such coverage as Landlord may from time to time determine is reasonably necessary for its protection.

        12.5 Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance for the benefit of Landlord covering loss or damage to the Buildings, and the Property (excluding coverage of merchandise, fixtures, equipment and leasehold improvements of Tenant) in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), including earthquake, flood, sprinkler leakage, boiler and machinery coverage and an inflation endorsement. In addition, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental loss insurance covering a period of one year, commencing on the date of loss, with proceeds payable to Landlord, which insurance shall also cover all Real Property Taxes, Operating Expenses, and other sums payable by Tenant hereunder for said period.


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All proceeds under such policies of insurance shall be payable to Landlord,  and
Tenant shall have no interest in or right to such proceeds. Tenant shall be responsible for paying any deductible under the property insurance policy carried by Landlord hereunder, not to exceed Fifty Thousand Dollars ($50,000) per occurrence.

        12.6 Payment. Tenant shall pay to Landlord during the term hereof Tenant's Share of the premiums and deductibles for any insurance obtained by Landlord pursuant to Paragraphs 12.4 and 12.5; provided, however, that Tenant's responsibility to pay Landord for the premium cost of rental loss insurance shall not exceed $500 per year and the deductible cost shall not exceed Ten Thousand Dollars ($10,000) per occurrence. Landlord may obtain liability insurance for the Building separately, or together with other buildings and improvements under blanket policies of insurance. In such case Tenant shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises, as reasonably determined by the insurer or Landlord.

        12.7 Waiver of Subrogation. Tenant and Landlord each hereby waives any and all rights of recovery against the other, and against the officers, employees, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is covered by proceeds received under any insurance policy carried by Landlord or Tenant and in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        12.8 No Limitation of Liability. Landlord makes no representation that the limits of liability insurance specified to be carried by Tenant or Landlord under the terms of this Lease are adequate to protect any party. If Tenant believes that the insurance coverage required under this Lease is insufficient to adequately protect Tenant, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

13. WAIVER AND INDEMNIFICATION. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises, the Buildings or the Property or to Tenant's business from any cause whatsoever, including without limitation, from theft, gas, fire, steam, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises, the Buildings or the Property, from rain, or defects in or breakage of pipes, sprinklers, plumbing, HVAC or other sources, excluding, however, the active gross negligence or willful misconduct of Landlord, its agents, servants, employees, invitees, or contractors. Tenant shall indemnify, defend and hold harmless Landlord, its agents, lenders, partners and officers from and against any and all claims, judgments, damage, demands, losses, expenses, costs or liability arising in connection with injury to person or property from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or the Property by Tenant or by any of Tenant's agents, servants, employees, invitees or contractors, or from any breach or default by Tenant in the performance of any obligation on the part of Tenant to be performed under the terms of this Lease (all of the foregoing collectively referred to


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hereinafter  as "General  Indemnity  Claims"),  excluding,  however,  the active negligence and willful misconduct of Landlord, its agents, servants, employees, invitees, or contractors. Tenant agrees to defend all General Indemnity Claims on behalf of Landlord, with counsel acceptable to Landlord. The obligations of Tenant contained in this Paragraph shall survive the expiration of the Lease term, or sooner termination thereof.

14. LIENS. Tenant shall keep the Premises and the Property free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following notice of the imposition of any such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the Interest Rate.

15.  ASSIGNMENT AND SUBLETTING.

         15.1 Consent Required. Except as hereinafter provided, Tenant shall not assign, transfer, encumber, grant any concession or license or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof without, in each case, the prior written consent of
Landlord.   Collectively,   all  of  the  foregoing   prohibited  actions  shall
hereinafter be referred to as a "Transfer" of the Lease. The following conditions or standards shall be satisfied as a condition to Landlord's consent to a proposed Transfer: (1) The proposed transferee shall expressly assume in writing (or in the case of a sublessee agree to be bound by) all of the provisions, covenants and conditions of the Lease on the part of Tenant to be kept and performed; (2) the proposed transferee shall satisfy Landlord's then current credit standards and in Landlord's reasonable opinion shall have the financial strength and stability to perform all of the obligations of Tenant under this Lease as and when due; (3) the proposed use of the Premises by the proposed transferee shall be lawful and be consistent with the permitted use of the Premises under this Lease and shall not violate any restriction in any other lease with tenants occupying other portions of the Property; (4) Tenant shall pay Landlord's actual attorneys' fees incurred in connection with the negotiation, review and processing of all proposed Transfer documents; (5) at the time of the proposed Transfer, Tenant shall not be in default under this Lease; (6) the proposed transferee shall not be a governmental entity and shall not hold any exemption from the payment of ad valorem or after taxes which would prohibit Landlord from collecting from the transferee any amounts otherwise payable under this Lease; and (7) except for Transfers to affiliated entities permitted by Paragraph 15.6 hereof, the proposed Transfer shall be at fair market rent.

         15.2 Documentation. In connection with any Transfer which Tenant desires to make, Tenant shall provide to Landlord the name and address of the proposed transferee, and true and complete copies of all documents relating to Tenant's prospective agreement to Transfer, and audited financial statements of the proposed transfer for the past two (2) years, or such other financial information as is reasonably acceptable to Landlord. Tenant shall also specify in writing on an itemized basis all consideration to be received by Tenant for such Transfer in the form of lump sum payments, installments of rent, or otherwise. For purposes of this Paragraph 15, the term "consideration" shall include, without limitation, all monies or other consideration of any kind,

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including but not limited to, bonus money, and payments (in excess of book value
thereof)  for  Tenant's  assets,  fixtures,  inventory,   accounts,  good  will,
equipment, furniture, general intangibles, and any capital stock or other equity ownership of Tenant. Within thirty (30) days after the receipt of such documentation and other information, Landlord shall notify Tenant in writing that Landlord elects to terminate this Lease as to the portion of the Premises to be Transferred or if Landlord does not elect any such termination, then Landlord shall either (1) consent in writing to the proposed Transfer, subject to the terms and conditions hereinafter set forth, or (2) notify Tenant in writing that Landlord refuses such consent and stating the reasons therefor.

         15.3 Additional Terms and Conditions. As a condition to Landlord's granting its consent to any Transfer, except as to any Permitted Transfer, Landlord may require that Tenant pay to Landlord, as and when received by Tenant seventy-five percent (75%) of any excess of consideration to be received by Tenant in connection with said Transfer over and above the rental amount fixed by this Lease and payable by Tenant to Landlord, provided that Tenant shall first be entitled to deduct Leasing commissions and advertising costs incurred in obtaining the subtenant or assignee and any unamortized Tenant Improvements paid by Tenant in connection with such Transfer. Each Transfer to which Landlord has consented shall be an instrument in writing in form satisfactory to Landlord, and shall be executed by both Tenant and the transferee, as the case may be. Each such Transfer agreement shall recite that it is and shall be subject and subordinate to the provisions of this Lease, that the transferee accepts such Transfer and agrees to perform all of the obligations of Tenant thereunder, and that the termination of this Lease shall, at Landlord's sole election, constitute a termination of such Transfer. In the event Landlord shall consent to a Transfer, Tenant shall nonetheless remain primarily liable for all obligations and liabilities of Tenant under this Lease, including but not limited to the payment of Rent. Each proposed Transfer agreement that constitutes a sublease, license or concession shall provide that Landlord, at its option, may require the sublessee, licensee or concessionaire to pay all rent due under such sublease, license or concession directly to Landlord instead of Tenant to the extent Tenant is in default of payment of any Rent due hereunder.

         15.4 Partnership. If Tenant is a partnership, a transfer, voluntary or involuntary, of all or any part of an interest in the partnership, or the dissolution of the partnership, shall be deemed a Transfer requiring Landlord's prior written consent.

        15.5 Corporation. If Tenant is a corporation any dissolution or other reorganization of Tenant shall constitute a Transfer.

         15.6 Permitted Transfers. Tenant shall be entitled to Transfer ("Permitted Transfer") this Lease to any parent or subsidiary corporation or upon merger, sale of stock or consolidation without the prior written consent of Landlord. No permitted Transfer shall relieve Tenant of any obligations hereunder.

         15.7 Landlord's Remedies. Subject to Paragraph 15.6, any Transfer without Landlord's prior written consent shall at Landlord's election be void, and shall constitute a default under this Lease. The consent by Landlord to any Transfer shall not constitute a waiver of the provisions of this Paragraph 15, including the requirement of Landlord's prior written consent, with respect to

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any  subsequent  Transfer.  If Tenant  shall  purport to assign this  Lease,  or sublease all or any portion of the Premises, or permit any person or persons other than Tenant to occupy the Premises, without Landlord's prior written consent, Landlord may collect rent from the person or persons then or thereafter occupying the Premises and apply the net amount collected to the Rent reserved herein, but no such collection shall be deemed a waiver of Landlord's rights and remedies under this Paragraph 15, or the acceptance of any such purported assignee, sublessee or occupant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

16.      DEFAULT BY TENANT.

        16.1 Event of Default. The occurrence of any one or more of the following events (an "Event of Default") shall constitute a default and breach of this Lease by Tenant:

           A. The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, and such failure shall not have been cured within ten (10) days after written notice thereof from Landlord;

           B. Tenant's failure to perform any other term, covenant or condition contained in this Lease and such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant; provided that, where such failure cannot reasonably be cured within said thirty (30) day period, Tenant shall not be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently continues completion thereof;

           C. Tenant's failure to continuously and uninterruptedly conduct its business in the Premises for a period of more than ninety (90) consecutive days, or Tenant's removal of all or substantially all of its equipment and other possessions from the Premises, without providing security protection for the Premises reasonably satisfactory to Landlord;

           D. Tenant's assignment of its assets for the benefit of its creditors;

           E. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business on the Premises, and Tenant shall have failed to obtain a return or release on such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or execution, whichever is earlier;

           F. An entry of any of the following orders by a court having jurisdiction, and such order shall have continued for a period of thirty (30) days: (1) an order for relief in any proceeding under Title 11 of the United States Code, or an order adjudicating Tenant to be bankrupt or insolvent; (2) an order appointing a receiver, trustee or assignee of Tenant's property in bankruptcy or any other proceeding; or (3) an order directing the winding up or liquidation of Tenant; or



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           G. The filing of a petition to commence against Tenant an involuntary proceeding under Title 11 of the United States Code, and Tenant shall fail to cause such petition to be dismissed within thirty (30) days thereafter.

        16.2 Remedies. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or equity:

           A. Landlord shall be entitled to keep this Lease in full force and effect for so long as Landlord does not terminate Tenant's right to possession (whether or not Tenant shall have abandoned the Premises) and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover Rent and other sums as they become due under this Lease; or

           B. Landlord may terminate the Tenant's right to possession by giving Tenant written notice of termination. Any termination under this paragraph shall not release Tenant from the payment of any sum or performance then due Landlord or from any claim for damages or Rent previously accrued or then accruing against Tenant.

           In the event this Lease is terminated pursuant to this Paragraph 16.2B., Landlord may recover from Tenant:

              (i) the worth at the time of award of the unpaid rent which had been earned at the time of termination; plus

              (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss for the same period that Tenant proves could have been reasonably avoided; plus

              (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; plus

              (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including but not limited to attorneys' fees, court costs and remodeling expenses.

              The "worth at the time of award" of the amounts referred to in subparagraphs (i) and (ii) of this Paragraph 16.2B. shall be computed by allowing interest at the lower of five percent (5%) per annum plus the discount rate of the Federal Reserve Bank of San Francisco, or the maximum rate then permitted by law. The "worth at the time of award" of the amount referred to in subparagraph (iii) of this paragraph shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The term "Rent" as used in this paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

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        C. This Lease may be terminated by a judgment specifically providing for termination, or by Landlord's delivery to Tenant of written notice specifically terminating this Lease. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of the Lease or a waiver of Landlord's right to recover damages under this Paragraph 16:

           (i) appointment of a receiver in order to protect Landlord's interest hereunder;

           (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

           (iii) any other action by Landlord or Landlord's agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises, or any action taken to relet the Premises or any portion thereof for the account of Tenant and in the name of Tenant.

        16.3 No Relief From Forfeiture After Default. To the fullest extent allowed by Washington law, Tenant waives all rights of redemption or relief from forfeiture under RCW 59.12.010 et seq., and under any other present or future law, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the Premises by reason of any Event of Default.

        16.4 Landlord's Right to Perform Tenant's Obligations. If Tenant shall at any time fail to make any payment or perform any other act required to be made or performed by Tenant under this Lease, then Landlord may, but shall not be obligated to after five (5) business days notice, except in the case of any emergency, make such payment or perform such other act to the extent Landlord may deem desirable, and may, in connection therewith, pay any and all expenses incidental thereto and employ counsel. No such action by Landlord shall be deemed a waiver by Landlord of any rights or remedies Landlord may have as a result of such failure by Tenant, or a release of Tenant from performance of such obligation. All sums so paid by Landlord, including without limitation all penalties, interest and costs in connection therewith, shall be due and payable by Tenant to Landlord on the day immediately following any such payment by Landlord. Landlord shall have the same rights and remedies for the nonpayment of any such sums as Landlord may be entitled to in the case of default by Tenant in the payment of Rent.

        16.5 Additional Rent. For purposes of any unlawful detainer action by Landlord against Tenant pursuant to RCW 59.12.010, or any similar or successor statutes, Landlord shall be entitled to recover as Rent not only such sums specified in Paragraph 4 as Base Rent and Additional Rent as may then be overdue, but also all such additional sums of Rent as may then be overdue.

        16.6 Remedies Not Exclusive. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies herein provided or permitted at law or in equity.

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17.      DEFAULT BY LANDLORD.

        17.1 Cure Period. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within the period of time specifically provided herein, or if no period of time has been provided, then within thirty (30) days after receipt of written notice by Tenant to Landlord specifying therein the nature such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are reasonably required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently complete such obligation.

        17.2 Mortgage Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises whose address shall have been furnished to Tenant, and before Tenant shall have any right to terminate this Lease, Tenant shall grant such beneficiary or mortgagee a reasonable period within which to cure the default, if such action is necessary to effect a cure.

18. SUBORDINATION AND MORTGAGES. In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust upon the interest of Landlord in the land and buildings in which the demised Premises are located to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, within ten (10) business days of the request by Landlord or Lender, execute and deliver to Landlord an agreement subordinating Tenants rights under this Lease to the lien of such deed of trust, in form requested by the Lender. Notwithstanding the foregoing, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all Rent and observe and perform all of the provisions set forth in this Lease, and any subordination agreement shall expressly recognize Tenant's right to continued occupancy under this Lease in accordance with the foregoing.

19. ENTRY BY LANDLORD. Landlord shall at all reasonable times and upon two (2) business days' prior notice (except in emergencies) have the right to enter the Premises to inspect them, to perform any services to be provided by Landlord hereunder, to show the Premises to prospective purchasers, mortgagors or tenants, to post notices of nonresponsibility and to alter, improve or repair the Premises and any portion of the Property, all without abatement of rent; provided, however, that Landlord shall use reasonable efforts to minimize interference with Tenant's business. Landlord shall have the right to erect scaffolding and other structures in or through the Premises when reasonably required for by any work to be performed by Landlord. Landlord shall at all times retain a key with which to unlock all of the doors to the Premises in an emergency, and any entry to the Premises obtained by Landlord shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

20. VACATION OR ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate for up to thirty (30) during any twelve (12) month period so long as it pays Rent,



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provides an on-site  security  guard during  normal  business  hours from Monday through Friday, and otherwise performs its obligations hereunder), and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

21.      DAMAGE OR DESTRUCTION.

        21.1 Partial  Damage-Insured.  Subject to the  provisions  of Paragraphs
21.3 and 21.4, if the Buildings are damaged to the extent of less than fifty percent (50%) of the then replacement cost thereof (excluding excavations and foundations) or the Laboratory Building is damaged to the extent of less than thirty-three and one-third percent (33 1/3%) (collectively, the "Replacement Cost"), and such damage was caused by an act or casualty covered under an insurance policy obtained by Landlord or Tenant pursuant to Paragraph 12.4 or 12.5, and the proceeds of such insurance received by Landlord are sufficient to repair the damage, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect; provided that if the repair will take more than one hundred and eighty
(180) days to complete from the date of damage, as reasonably estimated by an independent licensed contractor mutually agreeable to the parties (the "Approved Contractor"), either party shall have the right to terminate this Lease by delivering written notice of such election to the other party within thirty (30) days after receiving written notice of the Approved Contractor's estimated time to complete such repair. In such event, this Lease shall terminate effective ninety (90) days after delivery of such written notice.

        21.2 Partial  Damage-Uninsured.  Subject to the provisions of Paragraphs
22.3 and 22.4, if at any time during the term hereof the Buildings are damaged and the proceeds received by Landlord are not sufficient to repair such damage, or such damage was caused by an act or casualty not covered under an insurance policy obtained by Landlord or Tenant pursuant to Paragraph 12.4 or 12.5, Landlord may at Landlord's option either (1) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (2) give written notice of termination of this Lease to Tenant within thirty (30) days after the date of the occurrence of such damage, with the effective date of such termination to be the date of the occurrence of such damage. Notwithstanding the foregoing, if such repair hereunder will take more than one hundred and eighty (180) days to complete from the date of damage, as reasonably estimated by an Approved Contractor, either party shall have the right to terminate this Lease by delivering written notice of such election to the other party within thirty (30) days after receiving written notice of the Approved Contractor's estimated time to complete such repair. In such event, this Lease shall terminate effective ninety (90) days after delivery of such written notice.

        21.3 Total Destruction. If at any time during the term hereof either the Premises or the Buildings are destroyed to the extent of sixty-six and two-thirds percent (66 2/3%) or more of the then Replacement Cost, from any cause whether or not covered by the insurance obtained pursuant to Paragraph
12.4 or 12.5, this Lease shall at the option of Landlord or Tenant terminate as of the date of such destruction. Landlord or Tenant shall exercise its right to terminate this Lease, if at all, by delivery of notice of termination to the


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other party within thirty (30) days after the date that Tenant notifies Landlord of the occurrence of such damage. In the event neither party elects to terminate this Lease, Landlord shall at Landlord's expense repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect, subject to the provisions of Paragraph 21.5.

        21.4 Damage Near End of Term. If the Premises are destroyed or damaged in whole or in material part during the last year of the Lease term and if it would take more than ninety (90) days to repair or restore the Premises, either Landlord or Tenant may terminate this Lease as of the date of occurrence of such damage by giving written notice thereof to other party of such election within thirty (30) days after the date of occurrence of such damage.

        21.5 Abatement of Rent. Notwithstanding anything to the contrary contained in this Lease, if the Premises are partially damaged and Landlord repairs or restores them pursuant to the provisions of this Paragraph 21, Base Rent and Additional Rent payable hereunder for the period commencing on the occurrence of such damage and ending upon completion of such repair or restoration shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired during the period of repair; provided that, nothing herein shall be construed to preclude Landlord from being entitled to collect the full amount of any rental loss insurance proceeds. Except for such abatement, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

        21.6 Waiver. Tenant waives the provisions of any applicable law, and any similar or successor statutes relating to termination of leases when the thing leased is substantially or entirely destroyed, and agrees that any such occurrence shall instead be governed by the terms of this Lease.

        21.7 Tenant's Property. Landlord's obligation to rebuild or restore shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

        21.8 Notice of Damage. Tenant shall notify Landlord within five (5) days after the occurrence thereof of any damage to all or any portion of the Premises. In no event shall Landlord have any obligation to repair or restore the Premises pursuant to this Paragraph 21 until a reasonable period of time after Landlord's receipt of notice from Tenant of the nature and scope of any damage to the Premises, and a reasonable period of time to collect insurance proceeds arising from such damage (unless such damage is clearly not covered by insurance then in effect covering the Premises).

        21.9 Replacement Cost. The determination in good faith by the Approved Contractor of the estimated cost of repair of any damage, or of the Replacement Cost, shall be conclusive for purposes of this Paragraph 21.

22. EMINENT DOMAIN. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord


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shall be entitled to any and all payment,  income,  rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant. If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any other portion of the Buildings or Property not leased hereby, and Landlord shall decide to discontinue the use and operation of the Buildings or Property, or decide to demolish, alter or rebuild the Buildings or Property, then, in any of such events Landlord shall have the right to terminate this Lease upon thirty (30) days prior written notice to Tenant. In the event of a partial taking or conveyance of the Premises under power of eminent domain, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business therein, Tenant shall have the right to terminate this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention to terminate the Lease. Upon delivery of such notice, this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the Rent from the date of such taking or conveyance to the date of termination. If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the Rent herein shall be thereafter be reduced to the extent by Tenant's use or occupancy of the Premises has been adversely affected. The rights of Landlord and Tenant regarding any taking or conveyance under power or threat of eminent domain shall be governed by the terms of this paragraph, and each party waives the provisions of Washington Law allowing either party to petition a court to terminate this Lease in the event of a partial taking of the Premises.

23. SALE OR CONVEYANCE BY LANDLORD. In the event of a sale or conveyance of the Property or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Property and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

24. ATTORNMENT TO LENDER OR THIRD PARTY. In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.



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25.  HOLDING  OVER.  Any  holding  over by  Tenant  after  expiration  or  other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Base Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the monthly Base Rent required during the last month of the Lease term.

26. ESTOPPEL CERTIFICATE. Tenant shall at any time upon not less than ten (10) business days' prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

27. CONSTRUCTION CHANGES. It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Property shall affect this Lease or entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

28. RIGHT OF LANDLORD TO PERFORM. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to pay any sum of money, or other Rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) business days after written notice of Landlord's intent to perform such term of condition, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All


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sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the Interest Rate from the date of such payment or performance by Landlord, shall be paid by Tenant to Landlord on demand by Landlord, and Landlord shall have the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of Rent hereunder.

29. ATTORNEYS' FEES. In the event that either Landlord or Tenant should bring an action or proceeding for the possession of the Premises, including on appeal and petition for review for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party.

30. WAIVER. The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition with respect to any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

31. NOTICES. All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if sent by commercial courier or by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its address set forth on the Lease Summary. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or delivery thereof in the manner herein provided, as the case may be.

32. EXAMINATION AND CONDITION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of the Premises or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

33. AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership in accordance with the by-laws of said corporation the partnership agreement and that this Lease is binding upon said corporation or partnership in accordance with its terms.

34. LIMITATION OF LIABILITY. Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:


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              (i) the sole and  exclusive  remedy shall be against  Landlord and
Landlord's assets;

              (ii) no partner or owner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

              (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

              (iv) no partner or owner of Landlord shall be required to answer or otherwise plead to any service of process;

              (v) no judgment will be taken against any partner or owner of Landlord;

              (vi) any judgment taken against any partner or owner of Landlord may be vacated and set aside at any time without hearing;

              (vii) no writ of execution will ever be levied against the assets of any partner or owner of Landlord;

              (viii) these covenants and agreements are enforceable both by Landlord and also by any partner or owner of Landlord.

              Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

35.      MISCELLANEOUS AND GENERAL PROVISIONS.

        A. Tenant shall not, without the written consent of Landlord, use the name of the Buildings for any purpose other than as the address of the business conducted by Tenant in the Premises.

        B. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of Washington. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

        C. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this



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Lease  shall   inure  to  the  benefit  of  and  bind  such  heirs,   executors,
administrators, successors and permitted assigns. The term "person" includes the
plural  as  well  as  the  singular  and   individuals,   firms,   associations,
partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

        D. Time is of the essence of this Lease and of each and all of its provisions.

        E. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of Washington, to remove the cloud or encumbrance created by this Lease from the real property of which the Premises are a part.

        F. This instrument along with any exhibits and attachments hereto constitutes the entire Agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

        G. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

        H. Tenant further agrees to execute any amendments required Landlord in order to obtain financing for the Property, so long as Tenant's rights hereunder are not substantially affected.

        I. All Paragraphs listed in the Lease Summary as additional paragraphs are added hereto and are included as a part of this Lease.

        J. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

        K. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant.

        L. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.


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

        M. Tenant acknowledges that Landlord may assign its interest in this Lease to a partnership or a limited liability company upon acquisition of the Property and that Tenant shall thereafter look solely to such partnership or limited liability company for performance of all of Landlord's obligations hereunder.

36. BROKERS. Tenant warrants that it had dealings with only the real estate brokers or agents listed on the Lease Summary in connection with the negotiation of this Lease and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

37. SIGNS AND WINDOW COVERINGS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises except in compliance with all Governmental Regulations. Upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

38. ADDITIONAL PARAGRAPHS. Paragraphs 39 through 40 in the attached Addendum and Exhibits A are added hereto and made part of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:                                     TENANT:

EMCON,                                        COLUMBIA ANALYTICAL SERVICES, INC.
a California corporation                      a Washington corporation



By: /s/R. Michael Momboisse                  By: /s/Steven W. Vincent
    --------------------------------             -----------------------------

Its:   CFO & VP Legal                       Its:  President
     ------------------------------              -----------------------------



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



                                ADDENDUM TO LEASE

         The   Addendum  is  executed  by  and  between   EMCON,   a  California
corporation, as Landlord, and Columbia Analytical Services, a Washington corporation, as Tenant, with respect to those certain Premises located at 1317 13th Street, Kelso, Washington 98626-2845. This Addendum is an integral part of the Lease to which it is attached. The provisions of this Addendum supersede the provisions of the Lease to the extent inconsistent therewith.

39. FIRST RIGHT OF REFUSAL TO PURCHASE PROPERTY. If Landlord receives an offer to purchase the Property at any time during the term of this Lease and Landlord desires to accept such offer, then Landlord shall first offer to sell the Property to Tenant upon the same terms and conditions by delivering written notice to Tenant of all of the terms and conditions of the third party's offer; provided, however, that Tenant shall receive as a credit against any down payment requirement, the then current net book value on Tenant's books of the costs expended by Tenant with Landlord's consent after the Lease Commencement Date for construction of additional buildings or building additions or for the buildout of the second floor of the administration building. Such notice shall constitute an offer to sell the Property to Tenant on the terms and conditions contained in the notice. Tenant shall have fifteen (15) days after receipt of said notice in which to notify Landlord in writing that Tenant accepts such offer. Tenant shall accept such offer, if at all, only by executing the purchase agreement attached with Landlord's notice and returning the same to Landlord within the fifteen (15) day period. If Tenant so executes said purchase agreement and timely returns the same to Landlord, Landlord shall execute the purchase agreement and return a fully executed copy to Tenant. If Tenant fails to execute the purchase agreement or to return the same to Landlord within said fifteen (15) day period, then Landlord shall be entitled to sell the Property to any other party on such terms as Landlord desires; provided that, the purchase price for any purchase agreement entered into with any such third party shall be no less than that previously offered to Tenant, unless Landlord has first again offered the Property to Tenant for sale on the terms provided in this Paragraph
39. The right of first refusal under this paragraph is granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except in connection with a Permitted Transfer. Likewise, if Tenant does not exercise its right of first refusal hereunder, and the Property is sold to a third party, the right of first refusal set forth herein shall terminate and be of no further force or effect. Notwithstanding the terms of any offer received by Landlord to purchase the Property from a third party, the purchase agreement provided by Landlord to Tenant hereunder shall provide that Tenant shall purchase the Property "As Is,"without any representation or warranty by Landlord. Tenant shall close the escrow on the purchase of the Property within sixty (60) days after it notifies Landlord in writing of Tenant's acceptance of Landlord's offer to sell the Property to Tenant hereunder.

40.      OPTION TO PURCHASE PROPERTY.

         A. Subject to the terms and conditions hereof and provided that the Property has not been previously conveyed to a third party pursuant to the terms set forth in Paragraph 40 above, Tenant shall have an option (the "Option") to purchase the Property. The Option shall be exercised, if at all, by Tenant delivering written notice of its exercise of the Option to Landlord prior to the earlier of (i) the date ninety (90) months after Landlord acquires title to the


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

Property, or (ii) the date of Tenant's election not to exercise its right of first refusal under Paragraph 39 hereof if the Property is in fact sold to the third party pursuant to the terms and conditions set forth in the right of first refusal notice. In the event Tenant shall fail to deliver written notice exercising the Option when required, the Option shall automatically terminate and be of no further force or effect. Tenant may not exercise the Option during any period of an Event of Default under this Lease. If Tenant exercises the Option in a timely manner, Landlord shall be obligated to sell, and Tenant shall be obligated to purchase, the Property, as hereinafter provided. The purchase price (the "Purchase Price") for the Property shall be the greater of (i) the Property's appraised fair market value, as determined in Paragraph 40B below reduced by an amount equal to the total of all supplemental payments paid by Tenant to Landlord under the provisions of Paragraph 6.2 of this Lease, or (ii) the then current net book value of the Property as carried on the Landlord's books.

        B. If the Tenant exercises the Option, Tenant and Landlord each shall, within ten (10) business days from the date Tenant notifies Landlord of Tenant's exercise of the Option, appoint a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers ("AIREA") and such appraisers shall each determine the fair market value of the Property, including all improvements thereon. Each such appraiser shall have no less than five (5)years' experience appraising commercial property in Kelso, Washington and the surrounding County. Such appraisers shall, with twenty (20) business days after their appointment, complete their appraisals and submit their appraisal reports to Landlord and Tenant. If the fair market value established in the two (2) appraisals varies by five percent (5%) or less of the higher appraisal, the average of the two shall be controlling. If said fair market value varies by more than five percent (5%) of the higher value, said appraisers, within ten
(10) days after submission of the last appraisal, shall appoint a third appraiser who shall be a member of the AIREA and who shall also be experienced in the appraisal of commercial properties in the vicinity of the Property. Such third appraiser shall, within twenty (20) business days after his appointment, determine by appraisal the fair market value of the Property taking into account the same factors referred to above, and submit his appraisal report to Landlord and Tenant. The fair market value determined by the third appraiser for the Property shall be controlling, unless it is less than that set forth in the lower appraisal previously obtained, in which case the value set forth in said lower appraisal shall be controlling, or unless it is greater than that set forth in the higher appraisal previously obtained, in which case the rental set forth in said higher appraisal shall be controlling. The appraisal shall not take into account any costs expended by Tenant after the Lease Commencement Date for construction of additional buildings or building additions and for the build-out of the second floor of the administration building. If either Landlord or Tenant fails to appoint an appraiser, or if an appraiser appointed by either of them fails, after his appointment, to submit his appraisal within the required period in accordance with the foregoing, the appraisal submitted by the appraiser properly appointed and timely submitting his appraisal shall be controlling. If the two appraisers appointed by Landlord and Tenant are unable to agree upon a third appraiser within the required period in accordance with the foregoing, application shall be made within twenty (20) days thereafter by either Landlord or Tenant to the AIREA, which shall appoint a member of said institute willing to serve as appraiser. The cost of all appraisals under this subparagraph shall be borne equally by Landlord and Tenant.


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

        C. Once the Purchase Price has been determined by the parties, close of escrow shall take place sixty (60) days thereafter. At the close of escrow, Landlord shall convey fee title to the Property to Tenant "As Is" and without warranty or representation. The Purchase Price shall be paid by Tenant to Landlord in cash at the close of escrow. Seller shall pay its normal closing costs, including title insurance premiums, real estate excise taxes, and other transfer taxes. Purchaser shall pay its normal closing costs, including recording of the Deed and recording of any loan documents and title insurance for any lender that may be involved in financing the cash Purchase Price. Seller and Purchaser shall each pay one-half of the escrow fees.

        D. The Option rights set forth in this Paragraph 40 are personal to Tenant and may not be transferred or assigned, except in connection with a Permitted Transfer.

                                       LANDLORD:
                                       EMCON,
                                       a California corporation

Date: 4/4/97                           By: /s/R. Michael Momboisse
     ------------------------------       ------------------------------------

                                       Its:   CFO & VP Legal
                                           -----------------------------------
                                       TENANT:
                                       COLUMBIA ANALYTICAL SERVICES, INC.
                                       a Washington corporation

Date:    4/4/97                        By:  /s/Steven W. Vincent
     -----------------------------        -----------------------------------

                                       Its:  President
                                            ----------------------------------





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





State of Washington        On April 4th, 1997
County of Cowlitz
                           Before me,
                           personally  appeared  Stephen W.  Vincent,
                           President  of Columbia Analytical Services, Inc.,

                           personally  known  to  me to be
                           the   person   whose   name  is
                           subscribed    to   the   within
                           instrument, and acknowledged to
                           me that he executed the same in
                           his  authorized  capacity,  and
                           that  by his  signature  on the
                           instrument  the person,  or the
                           entity upon behalf of which the
                           person   acted,   executed  the
                           instrument.

                           WITNESS  my hand  and  official
                           seal.

                           __________________________________
                           Notary's Signature


State of Washington        On April 4th, 1997
County of Cowlitz
                           Before me,
                           personally appeared R, Michael Momboisse, the Chief Financial Officer and Vice President of EMCON,

                           personally  known  to  me to be
                           the   person   whose   name  is
                           subscribed    to   the   within
                           instrument, and acknowledged to
                           me that he executed the same in
                           his  authorized  capacity,  and
                           that  by his  signature  on the
                           instrument  the person,  or the
                           entity upon behalf of which the
                           person   acted,   executed  the
                           instrument.

                           WITNESS  my hand  and  official
                           seal.


                           _____________________________________
                           Notary's Signature


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